Exhibit 10.21

SUBORDINATION AND INTERCREDITOR AGREEMENT

This Subordination and Intercreditor Agreement (this “Agreement”) dated as of June 30, 2015, among NEWSTAR BUSINESS CREDIT, LLC, as administrative and collateral agent for Lenders (as defined below) (in such capacity, “Agent”), FAUNUS GROUP INTERNATIONAL, INC., a Delaware corporation (as further defined below “Foreign Lender”), MAD CATZ, INC., a Delaware corporation (together with its successors and assigns, “MCI”), 1328158 ONTARIO INC., a Canadian corporation (together with its successors and assigns, “MCC”), MAD CATZ INTERACTIVE, INC., a Canada corporation (together with its successors and assigns, “Parent”), and MAD CATZ INTERACTIVE ASIA LTD., organized under the laws of Hong Kong (together with its successors and assigns, “Mad Catz Asia”; MCI, MCC, and Mad Catz Asia called “Company”).

BACKGROUND

As an inducement for Lenders and Agent to consent to the extension of a secured credit facility to Mad Catz Europe Ltd. by Foreign Lender and the issuance of the Subordinated Limited Guaranty by the Company, Foreign Lender has agreed to enter into this Agreement to provide for the subordination of (i) the “Guaranty Indebtedness” to the “NewStar Indebtedness” and (ii) the “Liens” in the assets of Company granted to Foreign Lender to the “Liens” in such assets of Company granted to Agent for its benefit and for the ratable benefit of Lenders.

AGREEMENTS

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

1.1 General Terms. For purposes of this Agreement, the following terms shall have the following meanings:

“Agent” shall have the meaning set forth in the introductory paragraph of this Agreement.

“Collateral” shall mean all of the real property, personal property and interests in real property or personal property, tangible or intangible, now owned or hereafter acquired by Company (including, without limitation, all Junior Collateral) in or upon which either (a) Agent for its benefit and for the ratable benefit of Lenders or (b) Foreign Lender, at any time has a Lien, and including, without limitation, all proceeds and products of such property and interests in property. The Collateral does not include any Foreign Collateral.

“Credit Agreement” shall mean the Loan and Security Agreement dated as of June 30, 2015, among Company, Lenders and Agent, as the same may be amended, supplemented, modified or restated from time to time.

“Creditor Agreements” shall mean, collectively, the NewStar Lending Agreements and the Foreign Lending Agreements.

“Creditors” shall mean, collectively, Agent and Foreign Lender and their respective successors and assigns.

“Distribution” shall mean any payment, whether in cash, in kind, securities or any other property, or security for any such Distribution.

“Documents” shall have the meaning given to the term “Loan Documents” in the Credit Agreement.

“Event” shall have the meaning set forth in Section 2.2(c) hereof.

“Foreign Collateral” shall mean (a) all of the real property, personal property and interests in real property or personal property, tangible or intangible, now owned or hereafter acquired by Mad Catz Europe Ltd. in or upon which Foreign Lender at any time has a Lien (the “Mad Catz UK Collateral”), and including, without limitation, all proceeds and products of such property and interests in property and (b) deposit account numbers 7775013522 and 775013530 of Mad Catz, Inc. maintained at Wells Fargo Bank, National Association, and all proceeds of Mad Catz UK Collateral on deposit in or payable or withdrawable from such deposit accounts.

“Foreign Lending Agreements” shall mean, collectively, each Subordinated Limited Guaranty and all promissory notes, agreements, documents and instruments now or at any time hereafter executed and/or delivered by Company with or in favor of Foreign Lender in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

“Guaranty Indebtedness” shall mean all principal, interest and other amounts payable or chargeable by Company in connection with the Subordinated Limited Guaranty or any other credit or collateral support (whether primary, secondary, direct, indirect or contingent) extended by the Company for the benefit of Mad Catz Europe Ltd. and in favor of Foreign Lender.

“Holder of Guaranty Indebtedness” or “Foreign Lender” shall mean Faunus Group International, Inc., a Delaware corporation, and any other Person(s) at any time or in any manner acquiring any right or interest in any of the Guaranty Indebtedness, and any successor and assigns of such Person(s).

“Junior Collateral” shall mean all personal property or interests in personal property, tangible or intangible, now owned or hereafter acquired by Company in or upon which Foreign Lender at any time has a Lien, and including, without limitation, all proceeds and products of such property.

“Lenders” shall mean each lender from time to time a party to the Credit Agreement in such capacity.

“Lien” shall mean any pledge, mortgage, deed of trust, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any financing lease having substantially the same economic effect as any of the foregoing.

“NewStar Indebtedness” shall mean all “Obligations” (as defined in the Credit Agreement) of any kind owed by Company to Lenders and/or Agent from time to time under or pursuant to any of the NewStar Lending Agreements including, without limitation, all principal, interest accruing thereon, charges, expenses, fees and other sums (including all interest, charges, expenses, fees and other sums accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of Company) chargeable to Company by Lenders and/or Agent, and reimbursement, indemnity or other obligations due and payable to Lenders and/or Agent. NewStar Indebtedness shall continue to constitute NewStar Indebtedness, notwithstanding the fact that such NewStar Indebtedness or any claim for such NewStar Indebtedness is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law. NewStar Indebtedness shall also include any indebtedness of Company incurred in connection with a refinancing of the NewStar Indebtedness under the NewStar Lending Agreements if the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not materially more onerous to the Holder of Guaranty Indebtedness than those set forth in the NewStar Lending Agreements, as in effect on the date hereof, as reasonably determined by Agent and Foreign Lender.

“NewStar Lending Agreements” shall mean collectively the Credit Agreement and the other Documents, each as from time to time in effect.

“Person” shall mean an individual, a partnership, a corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity, or a government or any agency, instrumentality or political subdivision thereof.

“Secured Lender Remedies” shall mean any action which results in the sale, foreclosure, realization upon, or a liquidation of any of the Collateral including, without limitation, the exercise or any of the rights or remedies of a “secured party” under Article 9 of the UCC, such as, without limitation, the notification of account debtors.

“Subordinated Limited Guaranty” shall mean that certain Subordinated Limited Guaranty issued by the Company in favor of Foreign Lender and dated on or about the date hereof.

“UCC” shall mean the Uniform Commercial Code, as from time to time in effect in the State of New York.

1.2 Other Terms.  Capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

1.3 Certain Matters of Construction.  The terms “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. Except as expressly set forth herein, all references to any instruments or agreements, including, without limitation, references to any of the Creditor Agreements shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

2. Covenants.  Company and each Holder of Guaranty Indebtedness hereby covenant that until the NewStar Indebtedness shall have been indefeasibly paid in full and satisfied in cash and the Credit Agreement shall have been irrevocably terminated, all in accordance with the terms of the Credit Agreement, each will comply with such of the following provisions as are applicable to it:

2.1 Transfers.  Each Holder of Guaranty Indebtedness covenants that any transferee from it of any Guaranty Indebtedness shall, prior to acquiring such interest, execute and deliver a counterpart of this Agreement to each other party hereto.

2.2 Subordination Provisions.  To induce Lenders and Agent to enter into the Credit Agreement and to make loans and advances thereunder, notwithstanding any other provision of the Guaranty Indebtedness to the contrary, the Guaranty Indebtedness is and shall be expressly junior and subordinated in right of payment and performance to all NewStar Indebtedness outstanding from time to time. Specifically, but not by way of limitation:

(a) Payments. Company shall make no Distribution on the Guaranty Indebtedness until such time as the NewStar Indebtedness shall have been indefeasibly paid in full in cash and the Credit Agreement (and Lenders’ commitment to lend thereunder) shall have been irrevocably terminated.

(b) Limitation on Acceleration. No Holder of Guaranty Indebtedness shall be entitled to make demand upon Company for the payment of the Guaranty Indebtedness, exercise any Secured Lender Remedies or commence any other action or proceeding against Company to recover any amounts due or to become due with respect to Guaranty Indebtedness prior to the indefeasible payment in full in cash of all NewStar Indebtedness and the irrevocable termination (including Lenders’ commitment to lend thereunder) of the Credit Agreement.

(c) Prior Payment of NewStar Indebtedness in Bankruptcy, etc. In the event of any insolvency or bankruptcy proceedings relative to Company or its property, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of Company or distribution or marshalling of its assets or any composition with creditors of Company, whether or not involving insolvency or bankruptcy, or if Company shall cease its operations, call a meeting of its creditors or no longer do business as a going concern (each individually or collectively, an “Event”), then all NewStar Indebtedness shall be indefeasibly paid in full and satisfied in cash and the Credit Agreement (and Lender’s commitment to lend thereunder) irrevocably terminated before any Distribution shall be made on account of any Guaranty Indebtedness. Any such Distribution which would, but for the provisions hereof, be payable or deliverable in respect of the Guaranty Indebtedness, shall be paid or delivered directly to Agent or its representatives, in the proportions in which they hold the same, until amounts owing upon NewStar Indebtedness shall have been indefeasibly paid in full in cash and the Credit Agreement (and Lenders’ commitment to lend thereunder) irrevocably terminated.

(d) Acceleration.  In the event of any NewStar Indebtedness becoming due and payable, whether by acceleration, maturity or otherwise, no Distribution shall thereafter be made on account of the Guaranty Indebtedness until all NewStar Indebtedness shall be indefeasibly paid in full in cash and the Credit Agreement (and Lenders’ commitment to lend thereunder) shall have been irrevocably terminated.

(e) Power of Attorney.  To enable Agent to assert and enforce its rights hereunder in any proceeding referred to in Section 2.2(c) or upon the happening of any Event, Agent or any person whom it may designate is hereby irrevocably appointed attorney in fact for Foreign Lender with full power to act in the place and stead of Foreign Lender including the right to make, present, file and vote such proofs of claim against Company on account of all or any part of the Guaranty Indebtedness as Agent may deem advisable and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of the NewStar Indebtedness. Foreign Lender will execute and deliver to Agent such instruments as may be required by Agent to enforce any and all Guaranty Indebtedness, to effectuate the aforesaid power of attorney and to effect collection of any and all dividends or other payments which may be made at any time on account thereof, and Foreign Lender hereby irrevocably appoints Agent as the lawful attorney and agent of Foreign Lender to execute financing statements on behalf of Foreign Lender and hereby further authorizes Agent to file such financing statements in any appropriate public office.

(f) Payments Held in Trust.  Should any Distribution or the proceeds thereof, in respect of the Guaranty Indebtedness, be collected or received by Foreign Lender or any Affiliate (as such term is defined in Rule 405 of Regulation C adopted by the Securities and Exchange Commission pursuant to the Securities Act of 1933) of Foreign Lender at a time when Foreign Lender is not permitted to receive any such Distribution or proceeds thereof, then Foreign Lender will forthwith deliver, or cause to be delivered, the same to Agent in precisely the form held by Foreign Lender (except for any necessary endorsement) and until so delivered, the same shall be held in trust by Foreign Lender, or any such Affiliate, as the property of Agent and shall not be commingled with other property of the Foreign Lender or any such Affiliate.

(g) Subrogation.  Subject to the prior indefeasible payment in full in cash of the NewStar Indebtedness and the irrevocable termination of the Credit Agreement, to the extent that Agent has received any Distribution on the NewStar Indebtedness which, but for this Agreement, would have been applied to the Guaranty Indebtedness, Foreign Lender shall be subrogated to the then or thereafter rights of Agent including, without limitation, the right to receive any Distribution made on the NewStar Indebtedness until the principal of, interest on and other charges due under the Guaranty Indebtedness shall be paid in full; and, for the purposes of such subrogation, no Distribution to Agent to which Foreign Lender would be entitled except for the provisions of this Agreement shall, as between Company, its creditors (other than Agent) and

Foreign Lender, be deemed to be a Distribution by Company to or on account of NewStar Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of Foreign Lender on the one hand, and Agent on the other hand.

(h) Scope of Subordination. The provisions of this Agreement are solely to define the relative rights of any Holder of Guaranty Indebtedness and Agent. Nothing in this Agreement shall impair, as between Company and Foreign Lender the unconditional and absolute obligation of Company to punctually pay the principal, interest and any other amounts and obligations owing under the Subordinated Limited Guaranty and Foreign Lending Agreements in accordance with the terms thereof, subject to the rights of Agent under this Agreement.

(i) Mad Catz Europe Ltd. Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of Foreign Lender from receiving Distributions from Mad Catz Europe Ltd.

3. Security.

3.1 Acknowledgment of Lien.  Foreign Lender hereby agrees and acknowledges that the Agent, for its benefit and the benefit of Lenders, has been granted a Lien upon the Collateral. Agent hereby agrees and acknowledges that Foreign Lender has been granted a Lien upon the Junior Collateral. The Guaranty Indebtedness shall at no time be secured by, and Foreign Lender shall not accept, a Lien upon any Collateral or other assets of the Company other than the Junior Collateral, unless approved by Agent. In the event a Lien is granted to Foreign Lender in contravention of the preceding sentence, without limiting Agent’s other rights and remedies with respect thereto, such Lien shall be subordinated as set forth herein and subject to the other terms hereof.

3.2 Priority.  Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of each Creditor in any Collateral and notwithstanding any conflicting terms or conditions which may be contained in any of the Creditor Agreements, the Liens upon the Collateral of Agent have and shall have priority over the Liens upon the Collateral of Foreign Lender and such Liens of Foreign Lender are and shall be, in all respects, subject and subordinate to the Liens of Agent therein to the full extent of the NewStar Indebtedness outstanding from time to time. Foreign Lender and its designee shall not take any action (enforcement or otherwise) or initiate any proceeding or suit against the Company or to foreclose or realize upon any Collateral until such time as the NewStar Indebtedness shall have been indefeasibly paid in full in cash and the Credit Agreement irrevocably terminated.

3.3 No Alteration of Priority.  The Lien priorities provided in Section 3.2 hereof shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any NewStar Indebtedness or the Guaranty

Indebtedness, nor by any action or inaction which either Creditor or Lenders may take or fail to take in respect of the Collateral.

3.4 Perfection.  Each Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Creditor has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective lien priorities as between the Creditors and shall not impose on Agent any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other Person. Foreign Lender agrees that it will not contest the validity, perfection, priority or enforceability of the Liens of Agent in the Collateral and that as between Agent and Foreign Lender, the terms of this Agreement shall govern even if part or all of the NewStar Indebtedness or the Liens of Agent securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

3.5 Management of Collateral.  Agent shall have the exclusive right to manage, perform and enforce the terms of the NewStar Lending Agreements with respect to the Collateral and to exercise and enforce all privileges and rights thereunder according to its discretion and exercise of its business judgment, including, without limitation, the exclusive right to enforce or settle insurance claims, take or retake control or possession of the Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate the Collateral. In connection therewith, Foreign Lender waives any and all rights it may now or hereafter possess to affect the method or challenge the appropriateness of any action by Agent so long as Agent acts in accordance with applicable law (including the UCC).

3.6 Sale of Collateral; Acquisition of Collateral from Mad Catz Europe Ltd.  Notwithstanding anything to the contrary contained in any of the Creditor Agreements, only Agent shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral. Such Holder of Guaranty Indebtedness agrees to and shall immediately release or otherwise terminate all Liens on, rights to and interests in such Collateral and all such Liens on, rights to and interests in such Collateral shall be deemed to be automatically released and terminated on any such sale, transfer or other disposition, and such Collateral shall be transferred free and clear of all Liens in favor of such Holder of Guaranty Indebtedness including, without limitation, in the event that such Collateral is sold or otherwise disposed of either by Agent, its agents, or Company with the consent of Agent, and each Holder of Guaranty Indebtedness will immediately deliver such release documents as Agent may require in connection therewith. Additionally, each Holder of Guaranty Indebtedness agrees to and shall immediately release or otherwise terminate all Liens on, rights to and interests in any Collateral acquired by the Company from Mad Catz Europe Ltd. and all such Liens on, rights to and interests in such Collateral shall be deemed to be automatically released and terminated at the time of acquisition (and, for the avoidance of doubt, the Company, Mad Catz Europe Ltd., Agent and Foreign Lender each agree and acknowledge, that acquisition occurs at the earlier of (i) the point of shipment of such Collateral to the Company, (ii) possession of the Collateral by the Company, or (iii) such Collateral is documented in the name of the Company under any bills of lading, other documents of title or other shipping documents) and such Collateral shall be deemed acquired by the Company free and clear of all Liens in favor of such Holder of Guaranty Indebtedness, and each Holder of Guaranty Indebtedness will immediately deliver such release documents as Agent may require in connection therewith. Each Holder of Guaranty Indebtedness hereby irrevocably appoints Agent and any officer or duly authorized person of Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Holder of Guaranty Indebtedness and in the name of such Holder of Guaranty Indebtedness or in Agent’s own name, from time to time, in Agent’s sole discretion for the purposes of carrying out the terms of this Section 3.6, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 3.6, including without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (this appointment as power of attorney is coupled with an interest and is irrevocable until the NewStar Indebtedness is indefeasibly paid in full in cash and the NewStar Lending Agreements (and Lenders’ commitment to lend thereunder) are irrevocably terminated). Foreign Lender shall not object to or oppose (or support any other Person in objecting or opposing) any sale or other disposition of all or any portion of the Collateral free and clear of Liens or other claims of Foreign Lender under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code or any other applicable law if Agent has consented to such sale or other disposition.

3.7 Secured Lender Remedies.  In no event shall Foreign Lender exercise any Secured Lender Remedies until such time as the NewStar Indebtedness shall have been indefeasibly paid in full in cash and the NewStar Lending Agreements irrevocably terminated; nor shall Foreign Lender (a) seek the appointment of a receiver for the affairs or property of the Company or (b) initiate or prosecute or join or encourage any other person or entity to initiate or prosecute any claim, action or other proceeding or case involving the Company or any Collateral (x) under any state or federal bankruptcy or insolvency laws or (y) which otherwise (i) challenges the enforceability of Agent’s or any Lender’s claim or opposes any action by Agent or any Lender to enforce any of their rights or remedies relating to the NewStar Indebtedness, (ii) challenging the enforceability, validity, priority or perfected status of any security interests or liens on any assets, properties or capital stock from time to time securing, or purported to secure, the NewStar Indebtedness or (iii) asserting any claims which Company may hold with respect to Agent or any Lender, in each case, until such time as the NewStar Indebtedness shall have been indefeasibly paid in full in cash and the NewStar Lending Agreements shall have been irrevocably terminated. In the event Foreign Lender shall receive any payment or distribution of any kind representing proceeds of any Collateral as to which its Lien in the Collateral is or is required to be subordinated to the Lien of Agent before the Obligations shall have been indefeasibly paid in full in cash and the NewStar Lending Agreements irrevocably terminated, such sums shall be held in trust by Foreign Lender for the benefit and on account of Agent and such amounts shall be paid to Agent for application to the then unpaid Obligations under the NewStar Lending Agreements.

3.8 Section 9-611 Notice and Waiver of Marshaling.  Foreign Lender and Agent acknowledge that this Agreement shall constitute notice of their respective interests in the Collateral as provided by Section 9-611 of the UCC and each hereby waive any right to compel any marshaling of any of the Collateral.

3.9 Mad Catz Europe Ltd.  Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of Foreign Lender from taking any action which results in the sale, foreclosure, realization upon, or a liquidation of any of the Foreign Collateral including, without limitation, the exercise or any of the rights or remedies of a “secured party” under Article 9 of the UCC, such as, without limitation, the notification of account debtors of Mad Catz Europe Ltd.; provided, that in the event any account debtor of Mad Catz Europe Ltd. is also an account debtor of the Company, Foreign Lender shall only discuss the affairs and Receivables of Mad Catz Europe Ltd. and not the affairs or any Receivables of the Company.

4. Miscellaneous.

4.1 Provisions of Subordinated Limited Guaranty.    From and after the date hereof, Company and Foreign Lender shall cause the Subordinated Limited Guaranty to contain a provision to the following effect:

“Guarantor’s obligations, and all of FGI’s rights and remedies under this Subordinated Limited Guaranty (including but not limited to the priority and enforcement of any liens and security interests securing the payment and enforcement thereof), are subject to the terms, provisions and limitations set forth in the Subordination and Intercreditor Agreement dated June 30, 2015, among NewStar Business Credit, LLC, FGI, Guarantor and certain affiliates of Guarantor.”

Proof of compliance with the foregoing shall be promptly given to Agent.

4.2 Additional Agreements.    In the event that the NewStar Indebtedness is refinanced in full, Foreign Lender agrees at the request of such refinancing party to enter into a subordination and intercreditor agreement on terms substantially similar to this Agreement so long as the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not materially more onerous to the Holder of Guaranty Indebtedness than those set forth in the NewStar Lending Agreements, as in effect on the date hereof, as reasonably determined by Agent and Foreign Lender, and in all other circumstances, Foreign Lender agrees to negotiate a replacement subordination and intercreditor agreement in good faith and in a commercially reasonable manner with such potential lender based upon then prevailing market conditions.

4.3 Survival of Rights.    The right of Agent to enforce the provisions of this Agreement shall not be prejudiced or impaired by any act or omitted act of Company, Lenders or Agent including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any NewStar Indebtedness or noncompliance by Company with such provisions, regardless of the actual or imputed knowledge of Lenders or Agent.

4.4 Bankruptcy; Bankruptcy Financing Issues.    This Agreement shall continue in full force and effect after the filing of any petition (“Petition”) by or against Company under the United States Bankruptcy Code (the “Code”) and all converted or succeeding cases in respect thereof. All references herein to Company shall be deemed to apply to Company as debtor-in-possession and to a trustee for Company. If Company shall become subject to a proceeding under the Code, and if Agent and/or Lenders shall desire to permit the use of cash collateral or to provide post-Petition financing from Agent and/or Lenders to Company under the Code, Foreign Lender agrees as follows: (1) adequate notice to Foreign Lender shall be deemed to have been provided for such consent or post-Petition financing if Foreign Lender receives notice thereof three (3) Business Days (or such shorter notice as is given to Agent) prior to the earlier of (a) any hearing on a request to approve such post-petition financing or (b) the date of entry of an order approving same and (2) no objection will be raised by Foreign Lender to any such use of cash collateral or such post-Petition financing from Agent and/or Lenders. Until such time as the NewStar Indebtedness shall have been indefeasibly paid in full in cash and the NewStar Lending Agreements shall have been irrevocably terminated, the Foreign Lender agrees that it shall not seek (or support any other Person seeking) relief from the automatic stay or any other stay in any insolvency proceeding, bankruptcy proceeding or similar action in respect of the Collateral, without the prior written consent of Agent.

4.5 Post-Petition Interest.

(a) Foreign Lender shall not oppose or seek to challenge any claim by the Agent or any Lender for allowance in any insolvency proceeding, bankruptcy proceeding or similar action of NewStar Indebtedness consisting of post-petition interest, fees or expenses to the extent of the value of any Lien of Agent or any Lender in the Collateral, without regard to the existence of the Lien of the Foreign Lender on the Collateral.

(b) Foreign Lender may seek post-petition interest, fees or expenses in respect of the Guaranty Indebtedness so long as Foreign Lender’s receipt of, and entitlement to, such interest, fees and expenses shall by fully subordinated to the NewStar Indebtedness in accordance with the terms of this Agreement, including Section 2.2 hereof, until the NewStar Indebtedness shall have been satisfied or indefeasibly paid in full in cash and the Credit Agreement (and Lenders’ commitment to lend thereunder) shall have been irrevocably terminated.

4.6 Insurance Proceeds.    Proceeds of the Collateral include insurance proceeds, and therefore, notwithstanding the terms set forth in the NewStar Lending Agreements or Foreign Lender Agreements, the priorities set forth in Section 3.2 govern the ultimate disposition of casualty insurance proceeds. Agent, as the holder of a senior security interest on the Collateral insured shall have the sole and exclusive right, as against Foreign Lender, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of such Collateral. All proceeds of such insurance shall inure to Agent, to the extent of Lenders’ and Agent’s claim, and Foreign Lender shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds to Lenders and Agent. In the event Agent, in its sole discretion or pursuant to agreement with Company, permits Company to utilize the proceeds of insurance to replace Collateral, the consent of Agent thereto shall be deemed to include the consent of Foreign Lender.

4.7 Receipt of Agreements.    Foreign Lender hereby acknowledges that it has delivered to Agent a correct and complete copy of the Foreign Lending Agreements as in effect on the date hereof. Foreign Lender, solely for the purposes of this Agreement, hereby acknowledges receipt of a correct and complete copy of each of the NewStar Lending Agreements as in effect on the date hereof.

4.8 No Amendment of Foreign Lending Agreements.  So long as the Credit Agreement remains in effect, neither Company nor any Holder of Guaranty Indebtedness shall enter into any amendment to or modification of any Foreign Lending Agreements, without the prior written consent of Agent. Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of Foreign Lender from increasing or changing the terms of the loans under the documents, instruments and agreements with Mad Catz Europe Ltd., or to otherwise waive, amend or modify the terms and conditions of the documents, instruments and agreements with Mad Catz Europe Ltd., in such manner as Foreign Lender and Mad Catz Europe Ltd. shall mutually determine. Agent hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by Foreign Lender to Mad Catz Europe Ltd.

4.9 Amendments to NewStar Lending Agreements.  Nothing contained in this Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of Lenders and Agent from increasing or changing the terms of the loans under the NewStar Lending Agreements, or to otherwise waive, amend or modify the terms and conditions of the NewStar Lending Agreements, in such manner as Lenders, Agent and Company shall mutually determine. Each Holder of Guaranty Indebtedness hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by Lenders and Agent to Company from time to time, and agrees that none of such actions shall in any manner affect or impair the subordination established by this Agreement in respect of the Guaranty Indebtedness.

4.10 Notice of Default and Certain Events.  Agent and the Holders of Guaranty Indebtedness shall undertake in good faith to notify the other of the occurrence of any of the following as applicable:

(a) the obtaining of actual knowledge of the occurrence of any default under (i) the Subordinated Limited Guaranty and any default by Mad Catz Europe Ltd. in the performance of any obligation owed to Foreign Lender or (ii) the NewStar Lending Agreements, as applicable;

(b) (i) the acceleration of any Guaranty Indebtedness by any Holder of Guaranty Indebtedness or (ii) the acceleration of the obligations owing under the NewStar Lending Agreements, as applicable;

(c) (i) the granting by any Holder of Guaranty Indebtedness of any waiver of any “default” or “event of default” under the Foreign Lending Agreements or (ii) the granting by Agent and/or Lender of any waiver of any “default” or “event of default” under the NewStar Lending Agreements, as applicable;

(d) the payment in full by Company (whether as a result of refinancing or otherwise) of all NewStar Indebtedness; or

(e) the sale or liquidation of, or realization upon, the Collateral so long as Agent has provided notices, if any, to Foreign Lender as required under applicable law (including the UCC);

provided, however, (i) Foreign Lender shall have no right of action whatsoever against Agent for, and Agent shall not be liable for any damages resulting from, the failure of Agent to provide the notice contemplated in this Section and (ii) Agent shall have no right of action whatsoever against Foreign Lender for, and Foreign Lender shall not be liable for any damages resulting from, the failure of Foreign Lender to provide the notice contemplated in this Section. The failure of any party to give such notice shall not affect the subordination of the Guaranty Indebtedness or the relative Lien priorities as provided in this Agreement.

4.11 Notices.  Any notice or other communication required or permitted pursuant to this Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed, (b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, (c) upon actual receipt thereof when sent by a recognized overnight delivery service or (d) upon actual receipt thereof when sent by telecopier to the number set forth below with electronic confirmation of receipt, in each case addressed to each party at its address or telecopier number set forth below or at such other address or telecopier number as has been furnished in writing by a party to the other by like notice:

If to Agent:	NewStar Business Credit, LLC 8401 North Central Expressway, Suite 600 Dallas, Texas 75225 Attention: Portfolio Manager, URGENT Facsimile: (214) 242-5840

with a copy to:	Greenberg Traurig LLP 2200 Ross Avenue, Suite 5200 Dallas, Texas 75201 Attention: Heather E. Moulder Facsimile: (214) 665-3614

If to Foreign Lender:	Faunus Group International, Inc. 80 Broad St, 22nd Floor New York, NY 10004 Attention: Sami Altaher Telephone: (212) 248-3400 Facsimile: (212) 248-3403

If to Company:	c/o Mad Catz, Inc. 10680 Treena St., Suite 500 San Diego, California 92131

Telephone: (858) 790-5008

Fax No.: (858) 790-5018

Attention: Whitney Petersen, General Counsel

4.12 Books and Records.  Foreign Lender shall make notations on the books of Foreign Lender beside all accounts or on other statements evidencing or recording any Guaranty Indebtedness to the effect that such Guaranty Indebtedness is subject to the provisions of this Agreement.

4.13 Binding Effect; Other.  This Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the NewStar Indebtedness shall have been satisfied or indefeasibly paid in full in cash and the Credit Agreement (and Lenders’ commitment to lend thereunder) shall have been irrevocably terminated, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of Company with regard to the NewStar Indebtedness is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Company, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for Company or any substantial part of its property, or otherwise, all as though such payments had not been made. No action which Lenders, Agent or Company may take or refrain from taking with respect to the NewStar Indebtedness, including any amendments thereto, shall affect the provisions of this Agreement or the obligations of any Foreign Lender hereunder. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The headings in this Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

5. Representations and Warranties.

(a) Foreign Lender represents and warrants to Agent that Foreign Lender is the holder of the Guaranty Indebtedness and Liens which secure or will secure the Guaranty Indebtedness. Foreign Lender agrees that it shall not assign or transfer any of the Guaranty Indebtedness or Liens without (i) prior notice being given to Agent and (ii) such assignment or transfer being made expressly subject to the terms of this Agreement. Foreign Lender agrees upon Agent’s request to execute and file an amendment to any financing statement or mortgage, trust deed or other encumbrance now on file which covers Collateral to the effect that the same is subject to the terms of this Agreement, and agrees to so mark any extension of such financing statements, or any financing statement or mortgage, trust deed or other encumbrance filed by Foreign Lender on Collateral in the future. Foreign Lender further warrants to Agent that it has full right, power and authority to enter into this Agreement and, to the extent Foreign Lender is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties.

(b) Agent represents and warrants to Foreign Lender that Lenders and Agent are the holders of the NewStar Indebtedness and Liens which secure or will secure the NewStar Indebtedness. Agent agrees that neither it nor any Lender shall assign or transfer any of the NewStar Indebtedness or Liens without (i) prior notice being given to Foreign Lender and (ii) such assignment or transfer being made expressly subject to the terms and provisions of this Agreement. Agent further warrants to Foreign Lender that it has full right, power and authority to enter into this Agreement and, to the extent Agent is an agent or trustee for other parties, that this Agreement shall fully bind all such other parties (including Lenders).

6. Proceedings.  ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST FOREIGN LENDER OR COMPANY WITH RESPECT TO THIS AGREEMENT OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN MANHATTAN, NEW YORK COUNTY, NEW YORK, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PARTY THERETO ACCEPTS FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF AGENT OR LENDERS TO BRING PROCEEDINGS AGAINST FOREIGN LENDER OR COMPANY IN ANY COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY FOREIGN LENDER OR COMPANY AGAINST AGENT OR LENDERS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A COURT LOCATED IN MANHATTAN, NEW YORK COUNTY, NEW YORK; PROVIDED THAT NOTWITHSTANDING THE FOREGOING, IF IN ANY JUDICIAL PROCEEDING BY OR AGAINST FOREIGN LENDER OR COMPANY THAT IS BROUGHT IN ANY OTHER COURT SUCH COURT DETERMINES THAT AGENT IS AN INDISPENSABLE PARTY, FOREIGN LENDER OR COMPANY SHALL BE ENTITLED TO JOIN OR INCLUDE EACH PARTY HERETO IN SUCH PROCEEDINGS IN SUCH OTHER COURT. FOREIGN LENDER AND COMPANY WAIVE ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

7. Waiver Of Jury Trial.  EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY CREDITOR, LENDERS OR COMPANY OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVERED BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR

THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT JURY, AND THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8. Company Acknowledgement.  Company agrees that (i) nothing contained in this Agreement shall be deemed to amend, modify, supercede or otherwise alter the terms of the respective agreements between Company and each Creditor and (ii) this Agreement is solely for the benefit of the Creditors and shall not give Company, its successors or assigns or any other person any rights vis-à-vis any Creditor.

9. Consent.  Notwithstanding any provision to the contrary contained in the Foreign Lending Agreements or in any document, instrument or agreement which evidence any indebtedness owed by the Company to Foreign Lender in effect prior to the date hereof (including, without limitation, any prohibition on the incurrence of additional indebtedness or the creation of any liens contained therein), Foreign Lender hereby consents to (i) the execution and delivery of the NewStar Lending Agreements and the Other Documents by the Company and (ii) the transactions, Liens and obligations contemplated by the NewStar Lending Agreements and the Other Documents. Notwithstanding any provision to the contrary contained in the NewStar Lending Agreements or in any document, instrument or agreement which evidence any indebtedness owed by the Company to Agent and Lenders in effect prior to the date hereof (including, without limitation, any prohibition on the incurrence of additional indebtedness or the creation of any liens contained therein), Agent, on behalf of itself and Lenders, hereby consents to (i) the execution and delivery of the Foreign Lending Agreements by the Company and (ii) the transactions, Liens (so long as consistent with the terms and provisions of this Agreement) and obligations contemplated by the Foreign Lending Agreements.

10. Counterparts; Facsimile.  This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or by attachment to an e-mail by “pdf’ shall be deemed to be an original signature hereto.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date first written above.

AGENT:

NEWSTAR BUSINESS CREDIT, LLC

By:	/s/ Greg Gentry

Name:	Greg Gentry

Title:	Senior Vice President

FOREIGN LENDER:

FAUNUS GROUP INTERNATIONAL, INC.

By:	/s/ Joe Albertelli

Name:	Joe Albertelli

Title:	Vice President

COMPANY:

MAD CATZ, INC.

By:	/s/ Darren Richardson

Name:	Darren Richardson

Title:	President & CEO

MAD CATZ INTERACTIVE, INC.

By:	/s/ Darren Richardson

Name:	Darren Richardson

Title:	President & CEO

1328158 ONTARIO INC.

By:	/s/ Darren Richardson

Name:	Darren Richardson

Title:	President & CEO

FX UNLIMITED INC.

By:	/s/ Darren Richardson

Name:	Darren Richardson

Title:	President & CEO

MAD CATZ INTERACTIVE ASIA LTD.

By:	/s/ Darren Richardson

Name:	Darren Richardson

Title:	Director